Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-25-2006	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		12/18/2006
2	Payment Date		12/20/2006
3	Collection Period	10/29/2006	11/25/2006	28
4	Monthly Interest Period - Actual	11/20/2006	12/19/2006	30
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	346,428,033.94	—	46,459,873.54	299,968,160.40	0.6184911
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$701,821,291.94	$—	$46,459,873.54	$655,361,418.40

12	Total Securitization Value	$1,685,393,258.00	$735,529,157.94			$688,757,679.77

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	1,102,795.91	3.1833333	47,562,669.45	137.2945166
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		1,660,962.57		48,120,836.12

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	12,792,841.11
18	Sales Proceeds - Early Terminations	8,971,464.07
19	Sales Proceeds - Scheduled Terminations	25,387,084.24
20	Security Deposits for Terminated Accounts	150,067.00
21	Excess Wear and Tear Received	174,643.75
22	Excess Mileage Charges Received	257,951.13
23	Other Recoveries Received	693,319.93

24	Subtotal: Total Collections	48,427,371.23

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	311,405.85

28	Total Available Funds, prior to Servicer Advances	48,738,777.08

29	Servicer Advance	—

30	Total Available Funds	48,738,777.08

31	Reserve Account Draw	—
32	Available for Distribution	48,738,777.08

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		612,940.96
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		1,660,962.57
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	46,459,873.54
46	Regular Principal Distribution Amount	46,771,478.17
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		46,459,873.54
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		—

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-25-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	516,428,033.94
52	Less: Aggregate Securitization Value (End of Collection Period)	(688,757,679.77)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	516,428,033.94
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(469,656,555.77)

58	Regular Principal Distribution Amount	46,771,478.17

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	688,757,679.77
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	469,656,555.77

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	48,738,777.08
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	612,940.96
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	1,660,962.57
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	46,459,873.54
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	46,459,873.54
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		72,427.80

85	Subtotal: Reserve Fund Available for Distribution		16,926,360.38
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,926,360.38
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		72,427.80

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,850	29,240,009.95
94a	Less: Sales Proceeds for Current Month Scheduled Terminated Units		(25,499,702.24)
94b	Less: Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(652,060.07)
95	Less: Excess Wear and Tear Received		(174,643.75)
96	Less: Excess Mileage Received		(257,951.13)

97	Current Period Net Residual Losses/(Gains)	1,850	2,655,652.76

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	18,822	29,512,952.26
100	Current Period Net Residual Losses (Item 97)	1,850	2,655,652.76

101	Ending Cumulative Net Residual Losses	20,672	32,168,605.02

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.91%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-25-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	688,757,680
105	Number of Current Contracts		72,157	36,772
106	Weighted Average Lease Rate		3.59%	3.53%
107	Average Remaining Term		27.48	10.90
108	Average Original Term		42.98	43.73
109	Monthly Prepayment Speed			72.88%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	39,151	791,535,085	735,529,158
111	Depreciation/Payments		(12,348,104)	(8,187,309)
112	Gross Credit Losses	(37)	(731,227)	(740,744)
113	Early Terminations	(492)	(9,141,261)	(8,603,415)
114	Scheduled Terminations	(1,850)	(30,660,655)	(29,240,010)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	36,772	738,653,838	688,757,680

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	36,172	678,509,677	98.51%
119	31 - 90 Days Delinquent	513	8,780,934	1.27%
120	90+ Days Delinquent	87	1,467,069	0.21%

121	Total	36,772	688,757,680	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		37	740,744
124	Aggregate Liquidation Proceeds on charged-off units			(253,924)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		37	486,820

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		624	4,271,887
129	Current Period Net Credit Losses (Item 119)		37	486,820

130	Ending Cumulative Net Credit Losses		661	4,758,707

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.28%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-25-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
01/20/2007	47,437,343
02/20/2007	35,555,702
03/20/2007	28,223,543
04/20/2007	30,589,748
05/20/2007	29,621,567
06/20/2007	24,005,215
07/20/2007	26,247,167
08/20/2007	30,657,293
09/20/2007	31,585,789
10/20/2007	36,219,467
11/20/2007	30,370,514
12/20/2007	28,279,267
01/20/2008	25,924,060
02/20/2008	20,151,843
03/20/2008	31,302,686
04/20/2008	41,033,176
05/20/2008	24,812,409
06/20/2008	29,703,647
07/20/2008	30,337,504
08/20/2008	29,738,457
09/20/2008	19,110,429
10/20/2008	17,985,539
11/20/2008	12,982,489
12/20/2008	18,494,195
01/20/2009	14,048,510
02/20/2009	667,602
03/20/2009	139,210
04/20/2009	146,706
05/20/2009	115,313
06/20/2009	148,845
07/20/2009	124,499
08/20/2009	205,565
09/20/2009	215,064
10/20/2009	334,215
11/20/2009	453,706
12/20/2009	560,482
01/20/2010	227,526
02/20/2010	929
03/20/2010	460
Total:	688,757,680

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(1) each collection period is a calendar month rather than a fiscal month,
(2) timely receipt of all monthly rental payments and sales proceeds,
(3) no credit or residual losses and
(4) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.